                                                                   Exhibit 10.22

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                               SECURITY AGREEMENT

                                       By

                       MID-WESTERN AIRCRAFT SYSTEMS, INC.,

                  MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.,

                              ONEX WIND FINANCE LP,

                                       and

                         THE SUBSIDIARIES PARTY HERETO,
                                  as Grantors,

                                       and

                               THE BOEING COMPANY,
                                    as Agent

                                   ----------

                            Dated as of June 16, 2005

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS                                                         2
   SECTION 1.01. Uniform Commercial Code Defined Terms                        2
   SECTION 1.02. Credit Agreement Defined Terms                               2
   SECTION 1.03. Definition of Certain Terms Used Herein                      2
   SECTION 1.04. Rules of Construction                                        8

ARTICLE II AUTHORITY OF AGENT                                                 8
   SECTION 2.01. General Authority of the Agent Over the Collateral           8
   SECTION 2.02. Exercise of Powers                                           9
   SECTION 2.03. Remedies Not Exclusive                                       9
   SECTION 2.04. Waiver and Estoppel                                          9
   SECTION 2.05. Limitation by Law                                           10
   SECTION 2.06. Rights of Secured Parties in Respect of Obligations         10

ARTICLE III SECURITY INTERESTS                                               10
   SECTION 3.01. Security Interests                                          10
   SECTION 3.02. No Assumption of Liability                                  11
   SECTION 3.03. Intercreditor and Subordination Agreement                   11

ARTICLE IV REPRESENTATIONS AND WARRANTIES                                    11
   SECTION 4.01. Title and Authority                                         11
   SECTION 4.02. Validity of Security Interest and Filings                   11
   SECTION 4.03. Reserved                                                    12
   SECTION 4.04. Other Actions                                               12
   SECTION 4.05. No Conflicts, Consents, etc.                                15

ARTICLE V COVENANTS                                                          15
   SECTION 5.01. Protection of Security                                      15
   SECTION 5.02. Further Assurances                                          15
   SECTION 5.03. Reserved                                                    16
   SECTION 5.04. Reserved                                                    16
   SECTION 5.05. Reserved                                                    16
   SECTION 5.06. Reserved                                                    16
   SECTION 5.07. Certain Covenants and Provisions Regarding Patent,
                 Trademark and Copyright Collateral:                         16

ARTICLE VI REMEDIES                                                          16
   SECTION 6.01. Remedies upon Default                                       16
   SECTION 6.02. Application of Proceeds                                     18
   SECTION 6.03. Grant of License to Use Intellectual Property               18
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ARTICLE VII INTENTIONALLY OMITTED                                            19

ARTICLE VIII MISCELLANEOUS                                                   19
   SECTION 8.01. Notices                                                     19
   SECTION 8.02. Survival of Agreement                                       19
   SECTION 8.03. Binding Effect                                              19
   SECTION 8.04. Successors and Assigns                                      19
   SECTION 8.05. GOVERNING LAW                                               19
   SECTION 8.06. Waivers; Amendment; Several Agreement                       19
   SECTION 8.07. WAIVER OF JURY TRIAL                                        20
   SECTION 8.08. Severability                                                20
   SECTION 8.09. Counterparts                                                21
   SECTION 8.10. Headings                                                    21
   SECTION 8.11. Jurisdiction; Consent to Service of Process                 21
   SECTION 8.12. Termination                                                 22
   SECTION 8.13. Additional Grantors                                         22
   SECTION 8.14. Financing Statements                                        23
   SECTION 8.15. Agent Appointed Attorney-in-Fact                            23
   SECTION 6.    GOVERNING LAW
   SECTION 6.    GOVERNING LAW
   SECTION 6.    GOVERNING LAW
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                                     ANNEXES

Annex I   Form of Supplement
Annex II  Form of Perfection Certificate
Annex III Form of Securities Account Control Agreement
Annex IV  Form of Deposit Account Control Agreement
Annex V-A Form of Copyright Security Agreement
Annex V-B Form of Patent Security Agreement
Annex V-C Form of Trademark Security Agreement


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

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") dated as of June 16, 2005 among MID-WESTERN AIRCRAFT SYSTEMS, INC., a Delaware corporation ("Mid-Western"), ONEX WIND FINANCE LP, a Delaware limited partnership (the "Borrower"), MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC., a Delaware corporation ("Parent"), each Subsidiary of Mid-Western and each Borrower Subsidiary listed on the signature pages hereto (collectively, together with each Subsidiary that becomes a party hereto pursuant to Section 8.13 of this Agreement, Mid-Western and Parent, the "Guarantors" and, together with the Borrower, the "Grantors") and THE BOEING COMPANY, as agent (in such capacity, the "Agent").

                                    RECITALS

     A. The Grantors, the Agent and the lenders party thereto (the "Lenders") have entered into that certain credit agreement, dated as of June 16, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     B. The Guarantors have, pursuant to the Guarantee Agreement, dated as of the date hereof, among other things, unconditionally guaranteed the obligations of the Borrower under the Credit Agreement.

     C. The Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and are, therefore, willing to enter into this Agreement.

     D. Contemporaneously with the execution and delivery of this Agreement, the Borrower and the Guarantors have executed and delivered to the Agent a Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge Agreement").

     F. This Agreement is given by each Grantor in favor of the Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Obligations.

     NOW THEREFORE, in consideration of the foregoing and other benefits accruing each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties to the Agent for the benefit of the Secured Parties (and each of their respective successors and assigns), as follows:

                                   ARTICLE I

                                   Definitions

     SECTION 1.01. Uniform Commercial Code Defined Terms. Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC, including the following which are capitalized herein:

          "Accounts"; "Bank"; "Certificates of Title"; "Chattel Paper"; "Commercial Tort Claim"; "Commodity Account"; "Commodity Contract"; "Commodity Customer"; "Commodity Intermediary"; "Deposit Accounts"; "Documents"; "Electronic Chattel Paper"; "Entitlement Holder"; "Entitlement Order"; "Equipment"; "Financial Asset"; "Fixtures"; "Goods"; "Instruments" (as defined in Article 9 rather than Article 3); "Inventory"; "Investment Property"; "Letter-of-Credit Rights"; "Letters of Credit"; "Securities"; "Securities Account"; "Securities Intermediary"; "Security Entitlement"; "Supporting Obligations"; and "Tangible Chattel Paper".

     SECTION 1.02. Credit Agreement Defined Terms. Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

     SECTION 1.03. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

     "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

     "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales.

     "Agent" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Books and Records" shall mean all instruments, files, records, ledger sheets and documents evidencing, covering or relating to any of the Collateral.

     "Borrower" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Charges" shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords', carriers', mechanics', maritime,


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

workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law) against, all or any portion of the Collateral.

     "Collateral" shall mean with respect to each of the Grantors all of the following, in each case, whether now owned or hereafter acquired:

          (a) Accounts Receivable;

          (b) Books and Records;

          (c) cash and Deposit Accounts;

          (d) Chattel Paper;;

          (e) Commercial Tort Claims described on Schedule 13 to the Perfection Certificate;

          (f) Documents;

          (g) Equipment;

          (h) Fixtures;

          (i) General Intangibles;

          (j) Goods;

          (k) Instruments;

          (l) Inventory;

          (m) Investment Property;

          (n) Letter-of-Credit Rights;

          (o) Letters of Credit;

          (p) Supporting Obligations;

          (q) Intellectual Property;

          (r) Motor Vehicles;

          (s) to the extent not covered by clauses (a) through (s) of this definition, all other personal property, whether tangible or intangible; and


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          (t) Proceeds of any and all of the foregoing;

provided that, notwithstanding the foregoing, "Collateral" shall not include any
(i) Securities Collateral (as defined in the Pledge Agreement) or other collateral for the Obligations pledged under the Pledge Agreement or (ii) Excluded Property.

     "Collateral Estate" shall have the meaning assigned to such term in Section 2.01.

     "Commodity Account Control Agreement" shall mean a commodity account control agreement in the same form provided to the Senior Collateral Agent.

     "Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106(d) of the UCC, and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106(b) of the UCC.

     "Control Agreement" shall mean, collectively, the Deposit Account Control Agreement, the Securities Account Control Agreement and the Commodity Account Control Agreement.

     "Copyright License" shall mean each written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

     "Copyrights" shall mean, collectively, with respect to each Grantor, all copyrights (whether statutory or common law, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Grantor in the United States, in each case, whether now owned or hereafter created or acquired by or assigned to such Grantor, including, without limitation, the copyrights, registrations and applications listed in Schedule 12(b) of the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof and (iv) rights to sue for past, present or future infringements thereof.

     "Credit Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement.

     "Deposit Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Annex IV or such other form that is provided to the Senior Collateral Agent.


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

     "Excluded Equity" shall mean any Voting Stock in excess of 65% of the total outstanding Voting Stock of any Foreign Subsidiary held by any Grantor.

     "Excluded Property" shall mean, collectively, (i) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person as a condition to the creation by such Grantor of a security interest or Lien thereon or that would be breached or give the other party the right to terminate it as a result thereof, or any permit, lease, license contract or other agreement held by any Grantor to the extent that any Requirement of Law, applicable thereto prohibits the creation of a security interest or Lien thereon or that would be breached or give the other party the right to terminate it as a result thereof, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC (including Sections 9-406(a), 9-407(a), 9-408(a) and 9-409 of the UCC) or any other applicable Requirement of Law, (ii) Equipment owned by any Grantor that is subject to a purchase money Lien or a capital lease which is permitted by the Credit Agreement if the contract or other agreement in which such Lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person as a condition to the creation of any other Lien on such Equipment or that would be breached or give the other party the right to terminate it as a result thereof and (iii) Excluded Equity; provided, however, "Excluded Property" shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).

     "General Intangibles" shall mean, collectively, all "general intangibles," as such term is defined in the UCC, and in any event shall include, without limitation, all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, hedging agreements and other agreements), Intellectual Property, goodwill, registrations, franchises and tax refund claims. For avoidance of doubt, General Intangibles shall include all rights of Grantors (including, without limitation, any voting rights) under the IRB Agreements (as defined in the Citigroup Credit Facilities) and the Acquisition Documents (as defined in the Citigroup Credit Facilities).

     "Guarantors" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Intellectual Property" shall mean all Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, now owned in the United States by a Grantor, or hereafter acquired by any Grantor.

     "Lenders" shall have the meaning assigned to such term in the Recitals of this Agreement.

     "License" shall mean any domestic Patent License, Trademark License or Copyright License including, without limitation, those listed on Schedules 12(a) and 12(b) of the Perfection Certificate.

     "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

     "Patents" shall mean all of the following now owned or hereafter acquired in the United States by a Grantor: (a) all letters patent, all registrations and recordings thereof, and all applications for letters patent, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule 12(a) of the Perfection Certificate, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

     "Pledge Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement.

     "Pledged Securities" shall have the meaning assigned to such term in the Pledge Agreement.

     "Proceeds" shall mean, collectively, all "proceeds," as such term is defined in the UCC, and in any event shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include
(a) all cash and negotiable instruments received by or held on behalf of the Agent, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any

Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Secured Parties" shall mean, collectively, the Agent and the Lenders.

     "Securities Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Annex III or such other form that is provided to the Senior Collateral Agent.

     "Security Interests" shall have the meaning assigned to such term in
Section 3.01(b).

     "Senior Collateral Agent" shall mean (x) prior to the Discharge of Senior Obligations, Citicorp North America, as collateral agent under the Citigroup Credit Facilities, and its successors and assigns and (y) thereafter, the Agent.

     "Specified Event of Default" means (i) prior to the occurrence of the Senior Discharge Events, an Event of Default described under Section 8.1(e), (f) or (h) of the Credit Agreement and (ii) on and after the occurrence of the Senior Discharge Events, any Event of Default. For the avoidance of doubt, nothing contained in this definition or its application in this Agreement shall limit the applicability of any provision of the Intercreditor and Subordination Agreement, limit the rights of the Senior Secured Parties thereunder or grant to any Secured Party any right or remedy otherwise prohibited by the Intercreditor and Subordination Agreement (for purposes hereof, Senior Secured Parties shall have the meaning assigned to such term in the Intercreditor and Subordination Agreement).

     "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

     "Trademarks" shall mean all of the following now owned or hereafter acquired in the United States by a Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any State of the United States, and all extensions or renewals thereof, including those listed on Schedule 12(a) of the Perfection Certificate, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Agent's and the Secured Parties' security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

     SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5) where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

                                   ARTICLE II

                               Authority of Agent

     SECTION 2.01. General Authority of the Agent Over the Collateral. The Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Agent hereunder and thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Collateral Estate") under and subject to the conditions set forth in this Agreement; and the Agent further agrees that it will hold such Collateral Estate for the benefit of the Secured Parties, for the enforcement of the payment of all Obligations (subject to the limitations and priorities set forth herein and in the respective Security Documents) and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents.

     SECTION 2.02. Exercise of Powers. Subject to the terms of the Intercreditor and Subordination Agreement, all of the powers, remedies and rights of the Agent as set forth in this Agreement may be exercised by the Agent in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Agent as set forth in any Security Document may be exercised by the Agent from time to time as herein and therein provided.

     SECTION 2.03. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Agent herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute.

          No delay or omission by the Agent to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Security Document to the Agent may be exercised from time to time and as often as may be deemed expedient by the Agent.

          If the Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then the Grantors, the Agent and the other Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral Estate and in all other respects, and thereafter all rights, remedies and powers of the Agent shall continue as though no such proceeding had been taken.

     SECTION 2.04. Waiver and Estoppel. (a) Subject to the terms of the Security Documents, each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Agent in this Agreement or any Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 2.04(a) shall be construed as a waiver of any rights of the Grantors under any applicable federal bankruptcy law or state insolvency law.

          Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and licensors, waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

          Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Security Document) in connection with this Agreement and the Security Documents and any action taken by the Agent with respect to the Collateral.

     SECTION 2.05. Limitation by Law. All rights, remedies and powers provided in this Agreement or any Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     SECTION 2.06. Rights of Secured Parties in Respect of Obligations. Notwithstanding any other provision of this Agreement or any Security Document, but subject to the terms of the Intercreditor and Subordination Agreement the right of each Secured Party to receive payment of the Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise), as expressed in the instruments evidencing or agreements governing such Obligations or to institute suit for the enforcement of such payment on or after such due date, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the instruments evidencing or agreements governing such Obligations.

                                  ARTICLE III

                               Security Interests

     SECTION 3.01. Security Interests. It being expressly understood and agreed that the security interests granted herein for the benefit of the Agent on behalf of the Secured Parties shall be subject to the terms of the Intercreditor and Subordination Agreement and the Credit Agreement, the following liens on the Collateral are hereby granted:

     (a) As security for the payment and performance, as the case may be, in full of the Obligations, each Grantor hereby collaterally assigns, mortgages, pledges and hypothecates to the Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Agent for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral of such Grantor. The Liens granted in this clause (a) to secure the Obligations are referred to herein as the "Security Interest".

     (b) Without limiting the foregoing, the Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office, United States Copyright Office or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interests granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Agent as secured party.

     SECTION 3.02. No Assumption of Liability. The Security Interests are granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

     SECTION 3.03. Intercreditor and Subordination Agreement. The exercise of any right or remedy by the Agent hereunder is subject to the terms of the Intercreditor and Subordination Agreement. Notwithstanding anything herein to the contrary, in the event of any conflict between the terms of the Intercreditor and Subordination Agreement and this Agreement, the terms of the Intercreditor and Subordination Agreement shall govern and control.

                                   ARTICLE IV

                         Representations and Warranties

     The Grantors jointly and severally represent and warrant to the Agent and the Secured Parties that:

     SECTION 4.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant the Security Interests hereunder and has full power and authority to grant to the Agent the Security Interests in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

     SECTION 4.02. Validity of Security Interest and Filings.

     (a) The Security Interests constitute legal and valid security interests in all the Collateral securing the payment and performance of the Obligations. As of the date hereof, all information set forth herein and in the Perfection Certificate, including the Schedules annexed hereto and thereto is correct and complete in all material respects. Fully completed UCC financing statements (including fixture filings as applicable) containing a description of the Collateral have been delivered to the Agent for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate. Upon (i) the filing of such UCC financing statements with the appropriate filing offices of each jurisdiction specified in Schedule 7 to the Perfection Certificate and (ii) the taking of possession or control by the Senior Collateral Agent, as agent and bailee for the Secured Parties, of the Collateral to the extent possession or control is required, the Agent for the benefit of the Secured Parties will have a perfected security interest in respect of all Collateral, to the extent such security interest can be perfected under the UCC by such filings, taking possession or control. (b) With respect to all Collateral consisting of United States registered Patents, United States registered Trademarks and United States registered Copyrights registered in the name of any Grantor as of the date hereof, fully executed security agreements in the form of Annex V-A, V-B and V-C hereto containing a description of all Collateral consisting of Intellectual Property with respect to United States registered Copyrights, United States registered Patents, and United States registered Trademarks (and Trademarks for which United States registration applications are pending), respectively, have been delivered to the Agent for registration with the United States Patent and Trademark Office and for recordation with the United States Copyright Office pursuant to 35 U.S.C. Section 261 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable. Upon the recordation of such security agreements with the United States Patent and Trademark Office and United States Copyright Office, as applicable, and the filing of proper UCC financing statements with the appropriate filing offices of each jurisdiction specified in Schedule 7 to the Perfection Certificate, the Agent for the benefit of the Secured Parties will have perfected security interests in respect of all Collateral consisting of Patents, Trademarks and Copyrights registered in the name of any Grantor as of the date hereof.

     SECTION 4.03. Reserved

     SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, the Agent's security interests in the Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Collateral:

          (a) Instruments and Tangible Chattel Paper. As of the date hereof, each Instrument and each item of Tangible Chattel Paper specified in
     Schedule 11 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Senior Collateral Agent, and, if necessary, accompanied by instruments of transfer or assignment duly executed in blank. If any amount individually in excess of $250,000 or in the aggregate in excess of $1,000,000 payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Grantor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Senior Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Senior Collateral Agent may from time to time reasonably specify; provided, however, that so long as no Specified Event of Default shall have occurred and be continuing, the Agent (if the Agent is in possession or control any such Instrument or Tangible Chattel Paper) shall return such Instrument or Tangible Chattel Paper to such Grantor from time to time, to the extent necessary for collection in the ordinary course of such Grantor's business; provided, further, that the Agent (if the Agent is in possession or control any such Instrument or Tangible Chattel Paper) shall return such Instrument or Tangible Chattel Paper to such Grantor if all amounts due pursuant such Instrument or Tangible Chattel Paper have been paid in full.

          (b) Deposit Accounts and Investment Property. (i) Each Grantor hereby represents and warrants that as of the date hereof (1) it does not maintain any Deposit Accounts other than the collateral account established and maintained pursuant to the Citigroup Credit Facilities and the accounts listed in Schedule 14 of the Perfection Certificate, (2) it does not maintain any Securities Accounts or Commodity Accounts other than those listed in Schedule 14 of the Perfection Certificate and (3) it does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Securities Collateral or other collateral under the Pledge Agreement, those maintained in Securities Accounts or Commodity Accounts listed in Schedule 14 of the Perfection Certificate and Excluded Equity.

          (ii) In the event the Grantors have cash, Investment Property or other funds maintained in any Deposit Accounts (except for (A) Deposit Accounts used solely to make payroll payments and (B) Deposit Accounts having an average daily balance of less than $2,500,000 in the aggregate together with all such other Deposit Accounts under this clause (B) that are not subject to the Agent's Control) and/or Securities Accounts, Mid-Western shall promptly notify the Agent and the Grantors shall promptly enter into Control Agreements in favor of the Agent with the banks, Securities Intermediaries or Commodity Intermediaries with which such Deposit Accounts and Securities Accounts are maintained granting to the Agent Control over such accounts. The Agent agrees with each Grantor that, in the case of a Deposit Account subject to the Agent's Control, the Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Grantor with respect to funds from time to time credited to any Deposit Account or, in the case of a Securities Account or Commodity Account subject to the Agent's Control, the Agent shall not give any Entitlement Orders or instructions or directions to any Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless, in each case, a Specified Event of Default has occurred and is continuing or, after giving effect to any withdrawal, would occur.

          (iii) If any Grantor shall at any time hold or acquire any certificated securities constituting Investment Property that are not Pledged Securities under the Pledge Agreement, such Grantor shall immediately endorse, assign and deliver the same to the Senior Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Senior Collateral Agent; provided, that in no event shall Grantor be required to pledge any Excluded Equity. If any securities now or hereafter acquired by any Grantor constituting Investment Property that are not Pledged Securities under the Pledge Agreement are uncertificated and are not held in accounts required to be subject to a control agreement pursuant to clause (ii) of this Section 4.04(b), such Grantor shall promptly notify the Agent thereof and shall use commercially reasonable efforts to cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of any Grantor pursuant to an issuer's acknowledgement in form provided to the Senior Collateral Agent.

          (iv) As between the Agent and the Grantors, the Grantors shall bear the investment risk with respect to the Investment Property, and the risk of loss of, damage to or the destruction of the Investment Property, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Agent, a Securities Intermediary, a Commodity Intermediary, any Grantor or any other Person; provided, however, that nothing contained in this Section 4.04(b) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Grantors or any other Person under any Control Agreement or under applicable law.

          (c) Electronic Chattel Paper and Transferable Records. If any amount individually in excess of $250,000 or in the aggregate in excess of $1,000,000 payable under or in connection with any of the Collateral shall be evidenced by any Electronic Chattel Paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Agent thereof and shall take such action as the Senior Collateral Agent may reasonably request to vest in the Senior Collateral Agent, for the benefit of the Secured Parties, control under UCC
     Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

          (d) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Grantor in an amount individually in excess of $250,000 or in the aggregate in excess of $1,000,000, such Grantor shall promptly notify the Agent and such Grantor shall use commercially reasonable efforts to (unless the Senior Collateral Agent requests otherwise) pursuant to an agreement in form and substance reasonably satisfactory to the Senior Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Senior Collateral Agents of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Senior Collateral Agent to become the transferee beneficiary of such Letter of Credit.

          (e) Commercial Tort Claims. As of the date hereof each Grantor hereby represents and warrants that as of the date hereof it holds no Commercial Tort Claims other than those listed on Schedule 13 to the Perfection Certificate. If any Grantor shall at any time hold or acquire a Commercial Tort Claim having a value individually in excess of $250,000 or in the aggregate in excess of $1,000,000 such Grantor shall promptly notify the Agent thereof and grant to the Agent in writing signed by such Grantor a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in the form provided to the Senior Collateral Agent.

          (f) Motor Vehicles. Upon the request of the Agent during the existence of a Specified Event of Default, each Grantor shall deliver to the Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by Certificates of Title or ownership) owned by it with the Agent listed as a lienholder therein. Such requirement shall apply to the Grantors if any such motor vehicle (or any such other Equipment) has a fair market value over $50,000.

     SECTION 4.05. No Conflicts, Consents, etc. In the event that a Specified Event of Default has occurred and is continuing and the Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Agent, such Grantor agrees to use commercially reasonable efforts to assist and aid the Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

                                   ARTICLE V

                                    Covenants

     SECTION 5.01. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to protect the Security Interests of the Agent in the Collateral.

     SECTION 5.02. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interests and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interests and the filing of any financing statements or other documents in connection herewith or therewith.

     SECTION 5.03. Reserved

     SECTION 5.04. Reserved

     SECTION 5.05. Reserved

     SECTION 5.06. Reserved

     SECTION 5.07. Certain Covenants and Provisions Regarding Patent, Trademark and Copyright Collateral:

     (a) In the event that any Grantor, either itself or through any agent, employee, licensee or designee, files an application for or, following the Closing Date, becomes the registered owner of, any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, such Grantor shall with the delivery of its quarterly financial statements notify the Agent thereof, and shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Patent, Trademark or Copyright or application therefor, and each Grantor hereby appoints the Agent as its attorney-in-fact to execute and file such writings solely for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until this Agreement is terminated.

     (b) Upon and during the continuance of a Specified Event of Default, each Grantor shall upon the written request of the Agent use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Senior Collateral Agent or its designee.

                                   ARTICLE VI

                                    Remedies

     SECTION 6.01. Remedies upon Default. Subject to the terms of the Intercreditor and Subordination Agreement, after the occurrence and during the continuance of a Specified Event of Default, each Grantor agrees to deliver each item of Collateral to the Agent (or, to the extent delivery of such Collateral would be commercially impracticable, make such Collateral available), and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of applicable law or any then existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Agent shall give a Grantor ten (10) Business Days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC) of the Agent's intention to make any sale or other disposition of such Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Specified Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-611 of the UCC.

     SECTION 6.02. Application of Proceeds.. Subject to the terms of the Intercreditor and Subordination Agreement, the proceeds of any sale of Securities Collateral pursuant to Section 6 shall be applied by the Agent in accordance with Section 8.3 of the Credit Agreement.

     SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Article at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent a nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors during the existence of a Specified Event of Default) to use, license or sublicense any of the Collateral, except to the extent that such license may not be granted as a result of an exclusive license arrangement, consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Agent shall be exercised, at the option of the Agent, after the occurrence and during the continuation of a Specified Event of Default; provided that any license or sublicense entered into by the Agent with a Person other than the Agent or a Lender in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of a Specified Event of Default.

                                   ARTICLE VII

                              Intentionally Omitted

                                  ARTICLE VIII

                                  Miscellaneous

     SECTION 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.6 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to Mid-Western.

     SECTION 8.02. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

     SECTION 8.03. Binding Effect. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Grantor and the Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly permitted by any of the other Loan Documents.

     SECTION 8.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 8.05. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8.06. Waivers; Amendment; Several Agreement. (a) No failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into among the Agent and the Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consents required in accordance with the Intercreditor and Subordination Agreement and Section 10.1 of the Credit Agreement.

     (c) This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

     SECTION 8.07. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.07.

     SECTION 8.08. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. It is understood and agreed among the parties that this Agreement shall create separate security interests in the Collateral securing the Obligations as provided in Section 3.01, and that any determination by any court with jurisdiction that the security interest securing any Obligation is invalid for any reason shall not in and of itself invalidate the security interest securing any other Obligations hereunder.

     SECTION 8.09. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 8.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 8.10. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 8.11. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Delaware State court or Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

     (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Delaware State or Federal court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for in Section 13.4 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 8.12. Termination. (a) This Agreement and the Security Interests
(i) shall terminate when all the Obligations (other than contingent indemnification obligations that are not then due and payable) have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement (at which time the Agent shall execute and deliver to the Grantors, at the Grantors' expense, all UCC termination statements and other documents which the Grantors shall reasonably request to evidence such termination and shall return to the Grantors any Collateral held by the Agent) and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon any bankruptcy or reorganization of any Grantor or otherwise. Any execution and delivery of termination statements or documents pursuant to this Section 8.12(a) shall be without recourse to or warranty by the Agent. Any Subsidiary of Mid-Western that is a Grantor (each a "Mid-Western Subidiary Grantor") shall automatically be released from its obligations hereunder and the Security Interests in the Collateral of such Mid-Western Subsidiary Grantor shall be automatically released in the event that the Equity Interests of such Mid-Western Subsidiary Grantor shall be sold, transferred or otherwise disposed of such that such Person is no longer a Subsidiary of Mid-Western. The Borrower Loan Parties shall automatically be released from their obligations hereunder and the Security Interests in the Collateral of the Borrower Loan Parties shall be automatically released in the event the Borrower assigns its obligations under the Credit Agreement to Mid-Western in accordance with Section 13.15 of the Credit Agreement.

     (b) Upon any sale or other transfer or disposition by any Grantor of any Collateral (other than to another Grantor) and, prior to the Discharge of Senior Obligations, upon the effectiveness of any release by the Senior Collateral Agent of the security interest granted under the Citigroup Credit Facilities in any Collateral, the Security Interests in such Collateral shall be automatically released. In connection with such release, the Agent shall execute and deliver to any Grantor, at such Grantor's expense, all UCC termination statements and other documents that such Grantor shall reasonably request to evidence such termination or release and shall return to such Grantor any Collateral owned by such Grantor that is in the Agent's possession. Any execution and delivery of UCC termination statements and similar documents pursuant to this Section 8.12(b) shall be without recourse to or warranty by the Agent.

     SECTION 8.13. Additional Grantors. To the extent any Subsidiary shall be required to become a Grantor pursuant to the Credit Agreement, upon execution and delivery by the Agent and such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. Each such Subsidiary shall at such time deliver to the Agent a completed Perfection Certificate. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

     SECTION 8.14. Financing Statements. Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) any financing or continuation statements or other documents without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Collateral as "all assets now owned or hereafter acquired by the Grantor or in which Grantor otherwise has rights" and (iii) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Agent promptly upon request. Copies of such financing statements, as filed, should be sent promptly to Mid-Western at its address for notices pursuant to Section 8.01.

     SECTION 8.15. Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable until this Agreement is terminated and coupled with an interest. Subject to the terms of the Intercreditor and Subordination Agreement, without limiting the generality of the foregoing, the Agent shall have the right, after the occurrence and during the continuance of a Specified Event of Default, with full power of substitution either in the Agent's name or in the name of such Grantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify,

Account Debtors to make payment directly to the Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for gross negligence or willful misconduct.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        MID-WESTERN AIRCRAFT SYSTEMS, INC.


                                        By: /s/ Nigel Wright
                                            ------------------------------------
                                        Name: Nigel Wright
                                        Title: Chief Finacial Officer, Vice
                                               President, Secrectary
                                               and Treauser


                                        MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS,
                                        INC.


                                        By: /s/ Nigel Wright
                                            ------------------------------------
                                        Name: Nigel Wright
                                        Title: Chief Finacial Officer, Vice
                                               President, Secrectary
                                               and Treauser


                                        MID-WESTERN AIRCRAFT FINANCE, INC.


                                        By: /s/ Nigel Wright
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Representative


                                        ONEX WIND FINANCE LP

                                        By: Its General Partner, 1648701 Ontario
                                            Inc.


                                        By: /s/ Nigel Wright
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Representative


                                        ONEX WIND FINANCE LLC


                                        By: /s/ Donald F. West
                                            ------------------------------------
                                        Name: Donald F. West
                                        Title: Director

                           [Boeing Security Agreement]

                                        3101447 NOVA SCOTIA COMPANY


                                        By: /s/ Nigel Wright
                                            ------------------------------------
                                        Name: Nigel Wright
                                        Title: President and Chief
                                               Financial Officer


                                        By: /s/ Seth Mersky
                                            ------------------------------------
                                        Name: Seth Mersky
                                        Title: Vice President

                           [Boeing Security Agreement]

                                        THE BOEING COMPANY, as Agent


                                        By: /s/ X
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                           [Boeing Security Agreement]

                                                                  Annex I to the
                                                              Security Agreement

                               Form of Supplement

     SUPPLEMENT NO. ___ dated as of [_________] (this "Supplement"), to the Security Agreement (the "Security Agreement") dated as of [_________], 2005, among MID-WESTERN AIRCRAFT SYSTEMS, INC., a Delaware corporation ("Mid-Western"), ONEX WIND FINANCE LP, a Delaware limited partnership (the "Borrower"), MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC., a Delaware corporation ("Parent"), each Subsidiary of Mid-Western and each Borrower Subsidiary listed on Schedule I hereto (the "Guarantors" and, together with Parent, Mid-Western and the Borrower, the "Grantors") and THE BOEING COMPANY, as agent (in such capacity, the "Agent") for the Secured Parties.

     A. Reference is made to (a) the Credit Agreement dated as of June 16, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Grantors, the lenders party thereto (the "Lenders") and the Agent (b) the Guarantee Agreement dated as of June 16, 2005 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among Parent, Mid-Western, the Guarantors and the Agent, (c) the Pledge Agreement dated as of June 16, 2005 among Grantors and the Agent (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement", and together with the Security Agreement and the Guarantee Agreement, the "Collateral Documents").

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

     C. Pursuant to Section 5.3(b) of the Credit Agreement, certain Subsidiaries (as defined in the Credit Agreement) of Mid-Western and the Borrower are required to enter into the Collateral Documents upon the occurrence of certain events specified therein. Each of the Collateral Documents provides that any such Subsidiary may become a party to the Collateral Documents by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a party to the Collateral Documents.

     Accordingly, the Agent and the New Guarantor agree as follows:

          SECTION 1. In accordance with Section 5.3(b) of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor and/or Grantor and/or Loan Party, as applicable, under the Credit Agreement and each of the Collateral Documents with the same force and effect as if originally named therein as a party thereto and hereby (a) agrees to all terms and provisions of the Credit Agreement and Collateral Documents applicable to it as a Loan Party and/or Guarantor and/or

     Grantor, as applicable, thereunder and (b) represents and warrants that the representations and warranties made by it as a Loan Party and/or Guarantor and/or Grantor, as applicable, thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Agent for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Guarantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) and the Securities Collateral (as defined in the Pledge Agreement) of the New Guarantor (the "First Lien Security Interest"). The Credit Agreement and each of the Collateral Documents is hereby incorporated herein by reference.

          SECTION 2. The New Guarantor represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Guarantor hereby represents and warrants that, as of the date hereof, (a) all information set forth in the Perfection Certificate, including the schedules annexed thereto is true and correct in all material respects (as to the property owned by the New Guarantor) and
     (b) the information set forth on Schedule II attached hereto is a true and correct schedule describing the securities of the New Guarantor being pledged hereunder.

          SECTION 5. Except as expressly supplemented thereby, each of the Collateral Documents shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Documents shall not in any way be affected or impaired thereby (it being understood that the invalidity a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement. All communications and notices hereunder of the New Guarantor shall be given to it at the address set forth under its signature below.

     IN WITNESS WHEREOF, the New Guarantor and the Agent have duly executed this Supplement to the the Credit Agreement, the Security Agreement, the Pledge Agreement and the Guarantee Agreement as of the day and year first above written.

                                        [Name of New Guarantor],


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------


                                        THE BOEING COMPANY,
                                        as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                      SCHEDULE I
                                                               to the Supplement

                                   Guarantors

                                                                     SCHEDULE II
                                                               to the Supplement

                      Pledged Securities of the New Grantor

                                  PLEDGED STOCK

          Number of                          Number and     Percentage
Issuer   Certificate   Registered Owner   Class of Shares    of Shares
------   -----------   ----------------   ---------------   ----------


                                 DEBT SECURITIES

Issuer   Principal Amount   Date of Note   Maturity Date
------   ----------------   ------------   -------------


                                                                 Annex II to the
                                                              Security Agreement

                         Form of Perfection Certificate

                         [PROVIDED UNDER SEPARATE COVER]

                                                                Annex III to the
                                                              Security Agreement

                                    [Form of]

                Control Agreement Concerning Securities Accounts

     This Control Agreement Concerning Securities Accounts (this "Control Agreement"), dated as of [__________], 2005 by and among [_______________] (the
"Grantor"), Citicorp North America, Inc., as Collateral Agent for the benefit of the Senior Secured Parties (as defined below) (the "Senior Collateral Agent"), The Boeing Company, as agent for the benefit of the Subordinated Secured Parties (as defined below) (the "Subordinated Lien Agent") and [______________] (the "Securities Intermediary"), is delivered pursuant to (a) Section 4.04(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of June 16, 2005 made by Mid-Western Aircraft Systems, Inc., a Delaware corporation ("U.S. Borrower"), ONEX WIND FINANCE LP, a Delaware limited partnership ("Additional Borrower" and, together with the U.S. Borrower, "Borrowers"), and each of the Guarantors listed on the signature pages thereto in favor of the Senior Collateral Agent and (b) pursuant to Section 4.04(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Boeing Security Agreement"), dated as of June 16, 2005 made by the Borrowers and each of the Guarantors listed on the signature pages thereto in favor of the Subordinated Lien Agent. For purposes of this Control Agreement, Senior Secured Parties shall mean the "Secured Parties" as such term is defined in the Security Agreement, and Subordinated Secured Parties shall mean the "Secured Parties" as such term is defined in the Boeing Security Agreement. This Control Agreement is for the purpose of perfecting the security interests of the Senior Secured Parties and the Subordinated Secured Parties granted by the Grantor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. References herein to "Collateral Agents" means the Senior Collateral Agent and the Subordinated Lien Agent, collectively. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

     Section 1. Priority of Lien. Pursuant to the Security Agreement and the Boeing Security Agreement and subject to the Subordination and Intercreditor Agreement, the Grantor has granted a security interest in all of the Grantor's rights in the Designated Accounts referred to in Section 2 below to each of the Senior Collateral Agent and the Subordinated Lien Agent, respectively. The Collateral Agents, the Grantor and the Securities Intermediary are entering into this Control Agreement to perfect each of the Senior Collateral Agent's and the Subordinated Lien Agent's security interest in the Designated Accounts. As between the Senior Collateral Agent and the Subordinated Lien Agent, the Senior Collateral Agent shall have a first priority security interest in the Designated Accounts and the Subordinated Lien Agent shall have a second priority security interest in the Designated Accounts.

     Section 2. Confirmation of Establishment and Maintenance of Designated Accounts. The Securities Intermediary hereby confirms and agrees that (i) the Securities Intermediary has established for the Grantor and maintains the account(s) listed in Schedule I annexed hereto (such account(s), together with each such other securities account maintained by the Grantor with the Securities Intermediary collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until the earlier of termination of such Designated Account and termination of this Control Agreement, (iii) this Control Agreement is the valid and legally binding obligation of the Securities Intermediary, (iv) the Securities Intermediary is a "securities intermediary" as defined in Article 8-102(a)(14) of the UCC, (v) each of the Designated Accounts is, and will remain, a "securities account" as such term is defined in Section 8-501(a) of the UCC, (vi) all securities or other property underlying any financial assets which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Grantor, payable to the order of the Grantor or specially endorsed to the Grantor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank and (vii) the Securities Intermediary shall not change the name or account number of any of the Designated Accounts without the prior written consent of
(A) prior to the delivery of a Notice of Termination of Obligations substantially in the form of Exhibit A annexed hereto (the "Notice of Termination of Obligations"), the Senior Collateral Agent, (B) subsequent to the delivery of a Notice of Termination of Obligations, the Subordinated Lien Agent and (C) prior to delivery pursuant to Section 10(i) hereof of a Notice of Sole Control substantially in the form of Exhibit B annexed hereto (the "Notice of Sole Control"), the Grantor.

     Section 3. "Financial Assets" Election. The Securities Intermediary hereby agrees that each item of Investment Property credited to any Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

     Section 4. Entitlement Order. If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Senior Collateral Agent and relating to any financial asset maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Grantor or any other person. If at any time the Securities Intermediary shall receive an entitlement order from the Subordinated Lien Agent relating to any financial asset maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Grantor or any other person; provided, that unless the Bank shall have received a Notice of Termination of

Obligations from the Senior Collateral Agent or the Subordinated Lien Agent, the Bank shall not comply with such instructions from the Subordinated Lien Agent without the prior written consent by the Senior Collateral Agent. The Securities Intermediary shall also comply with instructions directing the Securities Intermediary with respect to the sale, exchange or transfer of financial assets held in each Designated Account originated by the Grantor, or any representative of, or investment manager appointed by, the Grantor until such time as the Securities Intermediary has received a Notice of Sole Control delivered pursuant to Section 10(i).

     Section 5. Subordination of Lien; Waiver of Set-Off. The Securities Intermediary hereby agrees that any security interest in any Designated Account it now has or subsequently obtains shall be subordinate to the security interest of each Collateral Agent. The financial assets and other items deposited to any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Senior Secured Parties and the Subordinated Secured Parties (except that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions).

     Section 6. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.

     Section 7. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Grantor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Securities Intermediary and the Grantor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agents shall have received prior written notice thereof. The Securities Intermediary and the Grantor have not and will not enter into any other agreement with respect to (i) creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Designated Accounts or purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to financial assets credited to any Designated Account as set forth in Section 4 hereof without the prior written consent of each Collateral Agent acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 8. Certain Agreements.

          (i) The Securities Intermediary has furnished to the Collateral Agents the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein, identifying the financial assets held therein in a manner acceptable to the Collateral Agents. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

          (ii) The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Grantor and identifying one or more financial assets as "Pledged Collateral," enter into its records, including computer records, with respect to each Designated Account a notation with respect to any such financial asset so that such records and reports generated with respect thereto identify such financial asset as "Pledged".

     Section 9. Notice of Adverse Claims. Except for the claims and interest of the Collateral Agents and of the Grantor in the financial assets maintained in the Designated Account(s), the Securities Intermediary on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any financial asset credited thereto and does not know of any claim that any person other than the Collateral Agents have been given "control" (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such financial asset. If the Securities Intermediary becomes aware that any person is asserting any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any of the financial assets maintained in any Designated Account, the Securities Intermediary shall promptly notify the Collateral Agents and the Grantor thereof.

     Section 10. Maintenance of Designated Accounts. In addition to the obligations of the Securities Intermediary in Section 4 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:

          (i) Notice of Sole Control. If at any time (a) the Senior Collateral Agent, or (b) after delivery of a Notice of Termination of Obligations, the Subordinated Lien Agent delivers to the Securities Intermediary a Notice of Sole Control with respect to any Designated Account, the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Designated Account solely from such Collateral Agent and cease taking instructions from Grantor, including, without limitation, instructions for investment, distribution or transfer of any financial asset maintained in any Designated Account. Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence.

          (ii) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Grantor, or an investment manager on behalf of the Grantor, shall direct the Securities Intermediary with respect to the voting of any financial assets credited to any Designated Account.

          (iii) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets credited thereto simultaneously to each of the Grantor and the Collateral Agents at the address set forth in Section 12 hereof. The Securities Intermediary will provide to the applicable Collateral Agent, upon such Collateral Agent's request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the market value of each financial asset maintained in each Designated Account.

          (iv) Bailee for Perfection. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other assets (other than those that are credited to any of the Designated Accounts and the certificate is in the name of the Securities Intermediary or endorsed to the Securities Intermediary in blank), the Securities Intermediary shall retain possession of the same for the benefit of the Senior Collateral Agent, and the Subordinated Lien Agent, and such act shall cause the Securities Intermediary to be deemed a bailee for the Collateral Agents, if necessary to perfect the Collateral Agents' security interests in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement and the Boeing Security Agreement, which shall also serve as notice to the Securities Intermediary of a security interest in collateral held by a bailee.

     Section 11. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

     Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

          Grantor:

                        Attention: ____________________

                        Telecopy: _____________________

                        Telephone: ____________________
                        with copy to:

                        [Address] _____________________

                        _______________________________

                        _______________________________

                        Attention: ____________________

                        Telecopy: _____________________

                        Telephone: ____________________

          Securities
          Intermediary: [______________________________]

                        [Address] _____________________

                        _______________________________

                        _______________________________

                        Attention: ____________________

                        Telecopy: _____________________

                        Telephone: ____________________

          Senior
          Collateral
          Agent:        Citicorp North America, Inc.
                        as Senior Collateral Agent
                        390 Greenwich St.
                        New York, New York 10013

                        Attention: ____________________

                        Telecopy: _____________________

                        Telephone: ____________________

                        with a copy to: _______________

                        Cahill Gordon & Reindel LLP
                        80 Pine Street
                        New York, New York 10005
                        Attention: Adam Dworkin, Esq.
                        Telecopy: (212) 269-5420
                        Telephone: (212) 701-3000

          Subordinated
          Lien
          Collateral
          Agent:        The Boeing Company
                        as Subordinated Lien Agent
                        Corporate Headquarters
                        M/C 5003-1001
                        100 N. Riverside Drive
                        Chicago, Illinois 60606-1596
                        Attention: General Counsel
                        Telecopy: (312) 544-2829

                        with a copy to:

                        Sheppard, Mullin, Richter & Hampton LLP
                        333 South Hope St., 48th Floor
                        Los Angeles, California 90071
                        Attention: Lawrence M. Braun, Esq.
                        Telecopy: (213) 620-1398

     Any party may change its address for notices in the manner set forth above.

     Section 13. Termination. The rights and powers granted herein to the Collateral Agents are powers coupled with an interest and will be affected neither by the bankruptcy of the Grantor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until (i) the security interests of the Senior Secured Parties and the Subordinated Secured Parties with respect to the financial assets maintained in the Designated Account(s) have been terminated and each Collateral Agent has notified the Securities Intermediary of such termination in writing or (ii) thirty days following the Securities Intermediary's delivery of written notice of such termination to the Grantor and the Collateral Agents.

     Section 14. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     Section 15. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

     Section 16. Subordination and Intercreditor Agreement. Notwithstanding anything herein to the contrary, all liens and security interests granted to the Subordinated Lien Agent pursuant to or contemplated by this Agreement, the obligations under this Agreement and the exercise of any right or remedy by the Subordinated Lien Agent hereunder are subject to the provisions of the Subordination and Intercreditor Agreement, dated as of June 16, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Subordination and Intercreditor Agreement"), among Citicorp North America, Inc., as Senior Collateral Agent, The Boeing Company, as Subordinated Lien Agent and certain other persons party or that may become party thereto from time to time and the obligations hereunder and the liens and security interests granted or contemplated hereby are subordinated to the extent set forth in the Subordination and Intercreditor Agreement. In the event of any conflict between the terms of the Subordination and Intercreditor Agreement and this Agreement, the terms of the Subordination and Intercreditor Agreement shall govern and control.

                                        [_________________________________],
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CITICORP NORTH AMERICA, INC.,
                                        as Senior Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE BOEING COMPANY,
                                        as Subordinated Lien Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [_________________________________],
                                        as Securities Intermediary


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE I

                              Designated Account(s)

                                    EXHIBIT A

[Name of Financial Institution]

[Address]

               Re: Notice of Termination of Obligations

Ladies and Gentlemen:

     You are hereby notified that the Obligations have been terminated and the Discharge of Senior Obligations has occurred. Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement Concerning Securities Accounts, dated as of [______________], 2005, among the Grantor, the Collateral Agents and the Securities Intermediary.

                                        Sincerely,

                                        CITICORP NORTH AMERICA, INC.,
                                        as Senior Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                   [Letterhead of applicable Collateral Agent]

                                                                          [Date]

[Securities Intermediary]

[Address]

Attention: __________________________

                           Re: Notice of Sole Control

Ladies and Gentlemen:

     As referenced in Section 10(i) of the Control Agreement Concerning Designated Accounts dated as of [______________], by and among [______________], us and you (the "Control Agreement") (a copy of which is attached) we hereby give you notice of our sole control over the financial assets maintained in the Designated Account(s) referred to in the Control Agreement, account numbers:
________________ (the "Specified Designated Accounts"). You are hereby instructed not to accept any direction, instruction or entitlement order with respect to financial assets maintained in the Specified Designated Accounts from any person other than the undersigned.

     You are instructed to deliver a copy of this notice by facsimile transmission to [Grantor].

                                        Very truly yours,

                                        [APPLICABLE COLLATERAL AGENT],
                                        as [Senior Collateral Agent]
                                        [Subordinated Lien Agent]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


cc: [Grantor]

                                                                 Annex IV to the
                                                              Security Agreement

                                    [Form of]

                  Control Agreement Concerning Deposit Accounts

     This CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS (this "Control Agreement"), dated as of [______________], by and among [______________] (the
"Grantor"), Citicorp North America, Inc., as collateral agent for the benefit of the Secured Parties (the "Senior Collateral Agent"), The Boeing Company, as the agent for the benefit of the Subordinated Secured Parties (as defined below) (the "Subordinated Lien Agent") and [______________] (the "Bank"), is delivered pursuant to (a) Section 4.04(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of [____________], 2005 made by Mid-Western Aircraft Systems, Inc., a Delaware corporation ("U.S. Borrower"), ONEX WIND FINANCE LP, a Delaware limited partnership ("Additional Borrower" and, together with the U.S. Borrower, "Borrowers"), and each of the Guarantors listed on the signature pages thereto in favor of the Senior Collateral Agent and (b) pursuant to Section 4.04(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Boeing Security Agreement"), dated as of June 16, 2005 made by the Borrowers and each of the Guarantors listed on the signature pages thereto in favor of the Subordinated Lien Agent. For purposes of this Control Agreement, Senior Secured Parties shall mean the "Secured Parties" as such term is defined in the Security Agreement, and Subordinated Secured Parties shall mean the "Secured Parties" as such term is defined in the Boeing Security Agreement. This Control Agreement is for the purpose of perfecting the security interests of the Senior Secured Parties and the Subordinated Secured Parties granted by the Grantor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. References herein to "Collateral Agents" means the Senior Collateral Agent and the Subordinated Lien Agent, collectively. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

     Section 1. Priority of Lien. Pursuant to the Security Agreement and the Boeing Security Agreement and subject to the Subordination and Intercreditor Agreement, the Grantor has granted a security interest in all of the Grantor's rights in the Designated Accounts referred to in Section 2 below to each of the Senior Collateral Agent and the Subordinated Lien Agent, respectively. The Collateral Agents, the Grantor and the Bank are entering into this Control Agreement to perfect each of the Senior Collateral Agent's and the Subordinated Lien Agent's security interest in the Designated Accounts. As between the Senior Collateral Agent and the Subordinated Lien Agent, the Senior Collateral Agent shall have a first priority security interest in the Designated Accounts and the Subordinated Lien Agent shall have a second priority security interest in the Designated Accounts.

     Section 2. Confirmation of Establishment and Maintenance of Designated Accounts. The Bank hereby confirms and agrees that (i) the Bank has established for the Grantor and maintains the deposit account(s) listed in Schedule 1 annexed hereto (the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) the Bank is a "bank," as such term is defined in the UCC, (iv) this Control Agreement is the valid and legally binding obligation of the Bank and (v) each Designated Account is a "deposit account" as such term is defined in Article 9 of the UCC.

     Section 3. Control. The Bank shall comply with instructions from the Grantor directing the disposition of funds in one or more of the Designated Accounts until such time as the Bank has received a Notice of Sole Control substantially in the form of Exhibit B annexed hereto (the "Notice of Sole Control") delivered pursuant to Section 9(i) hereof. Until such time as the Bank has received a Notice of Sole Control, the Bank shall be entitled to distribute to the Grantor all assets in the Designated Accounts. If at any time the Bank shall receive any instructions originated by the Senior Collateral Agent directing the disposition of funds in one or more of the Designated Accounts, the Bank shall comply with such instructions without further consent by the Grantor or any other person. If at any time the Bank shall receive any instructions originated by the Subordinated Lien Collateral Agent directing the disposition of funds in one or more of the Designated Accounts, the Bank shall comply with such instructions without further consent by the Grantor; provided, that unless the Bank shall have received a Notice of Termination of Obligations substantially in the form of Exhibit A annexed hereto (the "Notice of Termination of Obligations") from the Senior Collateral Agent, the Bank shall not comply with such instructions from the Subordinated Lien Agent without the prior written consent by the Senior Collateral Agent. Notwithstanding anything to the contrary contained herein, if at any time the Bank shall receive conflicting instructions from any Collateral Agent and the Grantor, the Bank shall follow instructions of the Grantor and not the applicable Collateral Agent prior to receipt by the Bank of a Notice of Sole Control delivered in accordance with Section 9.1(i), and thereafter, shall follow the instructions of the applicable Collateral Agent (subject to the consent rights of the other Collateral Agent as set forth above) and not the Grantor.

     Section 4. Subordination of Lien; Waiver of Set-Off. The Bank hereby agrees that any security interest in any Designated Account it now has or subsequently obtains shall be subordinate to the security interest of each Collateral Agent. The funds deposited into any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Senior Secured Parties and the Subordinated Secured Parties (except that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

     Section 5. Choice of Law. Both this Control Agreement and the Designated Account(s) shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank's jurisdiction and the Designated Account(s) shall be governed by the law of the State of New York.

     Section 6. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Bank and the Grantor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Bank and the Grantor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agents shall have received prior written notice thereof. The Bank and the Grantor have not and will not enter into any other agreement with respect to control of the Designated Accounts or purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof without the prior written consent of each Collateral Agent acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 7. Certain Agreements. The Bank has furnished to the Collateral Agents the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

     Section 8. Notice of Adverse Claims. Except for the claims and interest of the Collateral Agents and of the Grantor in the Designated Account(s), the Bank on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any person other than the Collateral Agents have been given control (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such funds. If the Bank becomes aware that any person is asserting any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any funds in any Designated Account, the Bank will promptly notify the Collateral Agents and the Grantor thereof.

     Section 9. Maintenance of Designated Accounts. In addition to the obligations of the Bank in Section 3 hereof, the Bank agrees to maintain the Designated Accounts as follows:

          (i) Notice of Sole Control. If at any time any Collateral Agent delivers to the Bank a Notice of Sole Control with respect to any Designated Account, the Bank agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from such Collateral Agent in accordance with Section 3 of this Agreement and cease taking instructions from the Grantor, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account; provided, that prior to delivery to the Bank of a Notice of Termination of Obligations from the Senior Collateral Agent, any Notice of Sole Control with respect to any Designated Account delivered to the Bank must include the signature of the Senior Collateral Agent.

          (ii) Statements and Confirmations. The Bank will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account simultaneously to the Grantor and the Collateral Agents at the address set forth in Section 11 hereof. The Bank will promptly provide to the Collateral Agents, upon request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the cash balance in each Designated Account. The Bank shall not change the name or account number of any Designated Account without the prior written consent of each Collateral Agent.

     Section 10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

     Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

          Grantor:

                       Attention: ____________________

                       Telecopy: _____________________

                       Telephone: ____________________
                       with copy to:

                       [Address] _____________________

                       _______________________________

                       _______________________________

                       Attention: ____________________

                       Telecopy: _____________________

                       Telephone: ____________________

          Bank:        [______________________________]

                       [______________________________]

                       [______________________________]

                       Attention: ____________________

                       Telecopy: _____________________

                       Telephone: ____________________

          Senior
          Collateral
          Agent:       Citicorp North America, Inc.
                       as Senior Collateral Agent
                       390 Greenwich Avenue
                       New York, New York 10013

                       Attention: ____________________

                       Telecopy: _____________________

                       Telephone: ____________________

                       with a copy to:

                       Cahill Gordon & Reindel LLP
                       80 Pine Street
                       New York, New York 10005
                       Attention: Adam Dworkin, Esq.
                       Telecopy: (212) 269-5420
                       Telephone: (212) 701-3000

          Subordinated
          Lien

          Agent:       The Boeing Company
                       as Subordinated Lien Agent
                       Corporate Headquarters
                       M/C 5003-1001
                       100 N. Riverside Drive
                       Chicago, Illinois 60606-1596
                       Attention: General Counsel
                       Telecopy: (312) 544-2829

                       with a copy to:

                       Sheppard, Mullin, Richter & Hampton LLP
                       333 South Hope St., 48th Floor
                       Los Angeles, California  90071
                       Attention: Lawrence M. Braun, Esq.
                       Telecopy: (213) 620-1398

     Any party may change its address for notices in the manner set forth above.

     Section 12. Termination. The rights and powers granted herein to the Collateral Agents are powers coupled with an interest and will be affected neither by the bankruptcy of the Grantor nor by the lapse of time. The obligations of the Bank hereunder shall continue in effect until (i) the security interests of the Senior Secured Parties and the Subordinated Secured Parties with respect to the Designated Account(s) have been terminated and the Collateral Agents have notified the Bank of such termination in writing or (ii) thirty days following the Bank's delivery of written notice of such termination to the Collateral Agents and Grantor.

     Section 13. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     Section 14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

     Section 15. Subordination and Intercreditor Agreement. Notwithstanding anything herein to the contrary, all liens and security interests granted to the Subordinated Lien Agent pursuant to or contemplated by this Agreement, the obligations under this Agreement and the exercise of any right or remedy by the Subordinated Lien Agent hereunder are subject to the provisions of the Subordination and Intercreditor Agreement, dated as of June 16, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Subordination and Intercreditor Agreement"), among Citicorp North America, Inc., as Senior Collateral Agent, The Boeing Company, as Subordinated Lien Agent and certain other persons party or that may become party thereto from time to time and the obligations hereunder and the liens and security interests granted or contemplated hereby are subordinated to the extent set forth in the Subordination and Intercreditor Agreement. In the event of any conflict between the terms of the Subordination and Intercreditor Agreement and this Agreement, the terms of the Subordination and Intercreditor Agreement shall govern and control.

                                        [_________________________________],
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CITICORP NORTH AMERICA, INC.,
                                        as Senior Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE BOEING COMPANY,
                                        as Subordinated Lien Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [_________________________________],
                                        as Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE 1

                              Designated Account(s)

                                    EXHIBIT A

[Name of Financial Institution]

[Address]

               Re:  Notice of Termination of Obligations

Ladies and Gentlemen:

     You are hereby notified that the Obligations have been terminated and the Discharge of Senior Obligations has occurred. Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement Concerning Deposit Accounts, dated as of [ ], 2004, among the Grantor, the Collateral Agents and the Bank.

                                        Sincerely,

                                        CITICORP NORTH AMERICA, INC.,
                                        as Senior Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                   [Letterhead of applicable Collateral Agent]

                                                                          [Date]

[Bank]

[Address]

Attention: __________________________

               Re:  Notice of Sole Control

Ladies and Gentlemen:

     As referenced in Section 9(i) of the Control Agreement Concerning Designated Accounts dated as of [______________], by and among [______________], us and you (the "Control Agreement") (a copy of which is attached) we hereby give you notice of our sole control over the Designated Account(s) referred to in the Control Agreement, having account number(s): ____________________________ (the "Specified Designated Accounts"). You are hereby instructed not to accept any direction or instructions with respect to the Specified Designated Accounts or any funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [Grantor].

                                        Very truly yours,

                                        [APPLICABLE COLLATERAL AGENT],
                                        as [Senior Collateral]
                                        [Subordinated Lien] Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


cc: [Grantor]

                                                                Annex V-A to the
                                                              Security Agreement

                                    [Form of]

                          Copyright Security Agreement

     COPYRIGHT SECURITY AGREEMENT, dated as of [______________], by [___________________] and [___________________] (individually, a "Grantor", and, collectively, the "Grantors"), in favor of The Boeing Company, as agent for the benefit of theSecured Parties (the "Agent").

                                   WITNESSETH:

     WHEREAS, the Grantors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

     NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

     SECTION 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby mortgages, pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:

     (a) Copyrights of such Grantor listed on Schedule I attached hereto; and

     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

     SECTION 3. Security Agreement and Intercreditor Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Intercreditor and Subordination Agreement, the provisions of the Intercreditor and Subordination Agreement shall control.

     SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations for which no claim has been made) and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interests in the Copyrights under this Copyright Security Agreement.

     SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

     SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                        Very truly yours,

                                        [_________________________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted and Agreed:

THE BOEING COMPANY,
as Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                                      SCHEDULE I
                                                                              to
                                                    COPYRIGHT SECURITY AGREEMENT

               COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

COPYRIGHT REGISTRATIONS:

        REGISTRATION
OWNER      NUMBER      TITLE
-----   ------------   -----


COPYRIGHT APPLICATIONS:

OWNER   TITLE
-----   -----


                                                                Annex V-B to the
                                                              Security Agreement

                                    [Form of]

                            Patent Security Agreement

     PATENT SECURITY AGREEMENT, dated as of [______________], by [___________________] and [___________________] (individually, a "Grantor", and, collectively, the "Grantors"), in favor of The Boeing Company, as agent for the benefit of the Parties (the "Agent").

                                   WITNESSETH:

     WHEREAS, the Grantors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

     NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

     SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby mortgages, pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:

     (a) Patents of such Grantor listed on Schedule I attached hereto; and

     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

     SECTION 3. Security Agreement and Intercreditor Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Intercreditor and Subordinatino Agreement, the provisions of the Intercreditor and Subordination Agreement shall control.

     SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations for which no claim has been made) and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interests in the Patents under this Patent Security Agreement.

     SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

     SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                        Very truly yours,

                                        [_________________________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted and Agreed:

THE BOEING COMPANY,
as Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                                      SCHEDULE I
                                                                              to
                                                       PATENT SECURITY AGREEMENT

                  PATENT REGISTRATIONS AND PATENT APPLICATIONS

PATENT REGISTRATIONS:

        REGISTRATION
OWNER      NUMBER      NAME
-----   ------------   ----


PATENT APPLICATIONS:

        APPLICATION
OWNER      NUMBER     NAME
-----   -----------   ----


                                                                Annex V-C to the
                                                              Security Agreement

                                    [FORM OF]

                          TRADEMARK SECURITY AGREEMENT

     TRADEMARK SECURITY AGREEMENT, dated as of [______________], by [___________________] and [___________________] (individually, a "Grantor", and, collectively, the "Grantors"), in favor of The Boeing Company, as agent for the benefit of the Secured Parties (the "Agent").

                                   WITNESSETH:

     WHEREAS, the Grantors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agents pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

     NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

     SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby mortgages, pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:

     (a) Trademarks of such Grantor listed on Schedule I attached hereto;

     (b) all Goodwill associated with such Trademarks; and

     (c) all Proceeds of any and all of the foregoing (other than Excluded Property).

     SECTION 3. Security Agreement and Intercreditor Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the

Intercreditor and Subordination Agreement, the provisions of the Intercreditor and Subordination Agreement shall control.

     SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations for which no claim has been made) and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interests in the Trademarks under this Trademark Security Agreement.

     SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

     SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                        Very truly yours,

                                        [_________________________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted and Agreed:

THE BOEING COMPANY,
as Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                                      SCHEDULE I
                                                                              to
                                                    TRADEMARK SECURITY AGREEMENT

               TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

TRADEMARK REGISTRATIONS:

        REGISTRATION
OWNER       NUMBER     TRADEMARK
-----   ------------   ---------


TRADEMARK APPLICATIONS:

        APPLICATION
OWNER      NUMBER     TRADEMARK
-----   -----------   ---------
